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                                                                      SCHEDULE E
                                                                                                                   Exhibit 10.01
                                                          Hyperion Telecommunications, Inc.

                                                   Form of Financial Information and Operating Data
                                           of the Subsidiaries and the Joint Ventures Presented by Cluster

Data presented for the fiscal quarter ended:
                                                       12/31/96

Unaudited

                                                     North East       Mid-Atlantic      Mid-South    Other Networks ***      Total
FINANCIAL DATA (dollars in thousands):
Total Revenue                                         $  1,416.7        $    614.5      $     328.3     $   1,438.0     $   3,797.5
Total Capital Expenditures                               2,128.0          11,254.5          4,235.0         4,164.0        21,781.5
Total EBITDA                                               422.1            (650.8)          (177.1)          284.8          (121.0)
Gross Property, Plant & Equipment ***                   34,379.2          64,441.0         23,344.9        56,638.8       178,803.9

Proportional Revenue *                                     801.5             261.5            250.9           406.7         1,720.6
Proportional Capital Expenditures *                      1,227.3           5,151.3          2,815.7           992.3        10,186.6
Total EBITDA *                                             256.2            (310.0)          (118.1)          118.4           (53.5)
Proportional Gross Property, Plant & Equipment ***    $ 21,176.6        $ 26,420.1      $  16,884.1     $  24,445.5     $  88,926.3

STATISTICAL DATA
(additions for the quarter)
Route miles                                                   33               223               20               -             276
Fiber miles                                                1,542            10,709              960               -          13,211
Buildings connected                                           34                26                9              13              82
LEC-COs collocated**                                           6                 3                -               -               9
Voice Grade Equivalent Circuits                           11,448            28,368            4,464          23,208          67,488

(as of December 31, 1996)
Networks in Operation                                          5                 6                2               2              15
Route miles                                                1,117             1,009              384             653           3,163
Fiber miles                                               53,596            48,423           18,432          31,331         151,782
Buildings connected                                          328               335              210             310           1,183
LEC-COs collocated**                                          14                51               17              16              98
Voice Grade Equivalent Circuits                          113,400            94,032           43,728         132,408         383,568

* Represents portion of revenue attributable to the Company
** Local Exchange Carrier's central office
***Other Network amounts includes Network Control Centers and Corporate Gross Property, Plant and Equipment

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